UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 7, 2014

ADVANCED CANNABIS SOLUTIONS, INC.

 (Exact Name of Registrant as Specified in Charter)

Colorado	000-54457	20-8096131
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6565 E. Evans Avenue Denver, CO	80224
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (719) 590-1414

(Former name or former address, if changed since last report)

Copies to:

Gregory Sichenzia, Esq.

Arthur S. Marcus, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway – 32nd Floor

New York, NY 10006

(212) 930-9700

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[_]

Written communications pursuant to Rule 425 under the Securities Act

[_]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 8.01     OTHER EVENTS.

On November 7, 2014, Advanced Cannabis Solutions, Inc. (the “Company”) moved the location of its principal executive offices from Colorado Springs, Colorado to 6565 E. Evans Avenue, Denver, Colorado 80224.

The Company does not expect that the relocation of its offices will change the Company’s corporate or leadership structure, nor does the Company expect that the move will cause any significant disruption to operations or personnel.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 7, 2014

Advanced Cannabis Solutions, Inc.

By:	/s/ Robert Frichtel
Name:	Robert Frichtel
Title:	Chief Executive Officer